EX-99.906 CERT

CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2019 of Forward Funds (the “Registrant”).

I, Gregory A. Reid, the Principal Executive Officer of the Registrant, hereby certify that, to the best of my knowledge:

1.	This Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	March 9, 2020

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906 CERT

CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2019 of Forward Funds (the “Registrant”).

I, Thomas Dusenberry, the Principal Financial Officer of the Registrant, hereby certify that, to the best of my knowledge:

1.	This Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Thomas Dusenberry
Thomas Dusenberry
Principal Financial Officer

Date:	March 9, 2020

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.